SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                            FORM 8-K



                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):

                        October 23, 1997

                      METRIS COMPANIES INC.
      (Exact name of registrant as specified in its charter)


    Delaware                      001-12351              41-1849591
(State of Incorporation)   (Commission File Number)     (IRS Employer
                                                      Identification No.)



  600 South Highway 169, Suite 1800, St. Louis Park, Minnesota  55426
                    (Address of principal executive offices)

                         (612) 525-5020
      (Registrant's telephone number, including area code)










                      METRIS COMPANIES INC.
                   Current Report on Form 8-K


Item 5. Other Events

        On October 23, 1997, Direct Merchants Credit Card Bank, National Association ("Direct Merchants Bank"), a subsidiary of the Company, purchased a $405 million credit card portfolio consisting of approximately 460,000 accounts from Mercantile Bank National Association, of which approximately 240,000 accounts are active accounts. The Company financed the acquired portfolio through a third party commercial paper conduit and through borrowings under its Revolving Credit Facility.



                            SIGNATURE


         Pursuant to the requirements of the Securities  Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     METRIS COMPANIES INC.



                                     By  /s/Robert W. Oberrender
                                         Senior Vice President,
                                         Chief Financial Officer



Dated:  November 7, 1997